UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

BC Partners Lending Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-01269	82-4654271
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue, 3rd Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 891-2880

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 29, 2026, Great Lakes BCPL Funding Ltd. (“Great Lakes”), a Cayman Islands exempted company with limited liability and wholly-owned subsidiary of BC Partners Lending Corporation (the “Company”), entered into Amendment No. 1 to Loan Financing and Servicing Agreement (the “First Amendment”) to the Loan and Financing and Servicing Agreement, dated as of February 14, 2025 (the “Revolving Credit Facility”) with Great Lakes, as borrower (the “Borrower”), the Company, as equityholder and as servicer, the lenders from time to time party thereto, the agents for each lender group from time to time party thereto, U.S. Bank Trust Company, National Association, as collateral agent, U.S. Bank National Association, as collateral custodian, and Deutsche Bank AG, New York Branch (“DB”), as facility agent.

The First Amendment provides for, among other things, the following changes to the Revolving Credit Facility: (i) an increase in the facility commitment amount from $125,000,000 to $200,000,000, (ii) an extension of the expiration of the revolving period from February 14, 2028 to September 29, 2029, (iii) an extension of the maturity date from February 14, 2030 to September 29, 2031, and (iv) an increase of the accordion provision to permit increases to the total facility commitment amount to an amount of up to $400,000,000.

The foregoing summary of the material provisions of the First Amendment does not purport to be complete and is qualified in its entirety by reference to a copy of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 29, 2026, the Company completed its previously announced acquisition of Alternative Credit Income Fund (“ACIF”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 24, 2026, by and among the Company; ACIF; BCPL Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub”); solely for the limited purposes set forth therein, Sierra Crest Investment Management LLC, a Delaware limited liability company and the external investment adviser to ACIF; and, solely for the limited purposes set forth therein, BC Partners Advisors L.P., a Delaware limited partnership and the external investment adviser to the Company. Pursuant to the Merger Agreement, Merger Sub was first merged with and into ACIF, with ACIF continuing as the surviving company (the “First Merger”), and, following the effectiveness of the First Merger, ACIF was then merged with and into the Company, with the Company continuing as the surviving company (together with the First Merger, the “Mergers”).

In accordance with the terms of the Merger Agreement, at the effective time of the First Merger, each outstanding share of beneficial interest of ACIF, no par value (an “ACIF Share”), was converted into the right to receive a certain number of shares of BCPL common stock, par value $0.001 per share (each, a “BCPL Share”), based on the final exchange ratio for the applicable class of ACIF Share, as set forth below, subject to adjustments for cash payable in lieu of fractional shares. As a result, the Company issued an aggregate of approximately 7,074,995 BCPL Shares to ACIF’s former shareholders.

Class of ACIF Shares	Approximate Number of BCPL Shares Received per ACIF Share
Class A	0.4571
Class C	0.4647
Class I	0.4568
Class L	0.4579
Class W	0.4567

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K, filed on February 25, 2026.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On September 29, 2026, the Company issued a press release announcing the completion of the Mergers. A copy of the press release is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being “furnished” and is not deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Fund Acquired

The information required by Item 9.01(a) of Form 8-K, including the financial statements required pursuant to Rule 6-11 of Regulation S-X, was previously included or incorporated by reference in the Company’s Joint Proxy Statement/Prospectus, and, pursuant to General Instruction B.3 of Form 8-K, is not included herein.

(d) Exhibits.

Exhibit Number	Exhibit

2.1	Agreement and Plan of Merger, by and among BC Partners Lending Corporation, Alternative Credit Income Fund, BCPL Merger Sub, Inc., Sierra Crest Investment Management LLC (for the limited purposes set forth therein) and BC Partners Advisors L.P. (for the limited purposes set forth therein), dated as of February 24, 2026 (incorporated by reference to Exhibit 2.1 to BC Partners Lending Corporation’s Current Report on Form 8-K filed on February 25, 2026).

10.1*	First Amendment to Loan Financing and Servicing Agreement, dated as of September 29, 2026.

99.1	Press Release of BC Partners Lending Corporation, dated September 29, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ James Piekarski
Name:	James Piekarski
Title:	Chief Financial Officer

Date: October 2, 2026